SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 21, 1999

                                  NAC Re Corp.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                         0-13891               13-3297840
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)



        One Greenwich Plaza, CT                                 06836-2568
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (203) 622-5200

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Item 5.     Other Events.

            The registrant's press release dated April 21, 1999, regarding its financial results for the 1999 first quarter ended March 31, 1999, as well as consolidated financial statements for the period ended March 31, 1999, are filed herewith as Exhibits 99.1 and 99.2 respectively and are incorporated herein by reference.

            The registrant's press release dated April 23, 1999, regarding the expansion of the registrant's stock repurchase program to repurchase up to an additional two million shares of common stock is filed herewith as Exhibit 99.3 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

           (c) The following exhibits are filed with this report:

Exhibit Number                          Description
--------------                          -----------

       99.1     Press Release of the registrant, dated April 21, 1999.

       99.2     NAC Re Corp. and Subsidiaries Consolidated Financial Supplement.

       99.3     Press Release of the registrant, dated April 23, 1999.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NAC RE CORP.


                                          By:   /s/     Richard H. Miller
                                                -------------------------
                                                Name:    Richard H. Miller
                                                Title:   Chief Financial Officer
                                                             & Treasurer

Dated:  April 23, 1999

                                  EXHIBIT INDEX


Exhibit Number                          Description
--------------                          -----------

       99.1     Press Release of the registrant, dated April 21, 1999.

       99.2     NAC Re Corp. and Subsidiaries Consolidated Financial Supplement.

       99.3     Press Release of the registrant, dated April 23, 1999.